Exhibit 99.2

NVR, INC.

BYLAWS

Adopted

as of

September 30, 1993

(and amended as of May 4, 2007)

TABLE OF CONTENTS

ARTICLE I CORPORATE OFFICE
1.01 Registered Office.
1.02 Other Offices.

ARTICLE II MEETING OF SHAREHOLDERS
2.01 Annual Meetings.
2.02 Place.
2.03 Notice.
2.04 Matters to be Considered at Annual Meeting.
2.05 Special Meetings.
2.06 Quorum.
2.07 Voting.
2.08 Proxies.
2.09 Fixing Record Date.
2.10 Conduct of Meetings.
2.11 Action Without Meeting.
2.12 Shareholders’ List for Meeting.

ARTICLE III DIRECTORS
3.01 Powers.
3.02 Composition of the Board of Directors.
3.03 Director Nominations.
3.04 Election and Term of Office.
3.05 Vacancies.
3.06 Resignation and Removal of Directors.
3.07 Place of Meetings.
3.08 Regular Meetings
3.09 Special Meetings — Call and Notice.
3.10 Meetings by Telephone.
3.11 Quorum; Vote.
3.12 Presumption of Assent.
3.13 Board Action Without a Meeting.
3.14 Advisors.
3.15 Compensation.

ARTICLE IV COMMITTEES
4.01 Standing Committees.
4.02 Other Committees.
4.03 Committee Authority.
4.04 Conduct of Meetings.

ARTICLE V OFFICERS
5.01 Required Officers; Other Officers.
5.02 Appointment and Term of Office.
5.03 Resignation and Removal of Officers.
5.04 Compensation of Officers.

ARTICLE VI SHARE PROVISIONS
6.01 Issuance of Shares.
6.02 Liability for Shares Issued before Payment.
6.03 Certificates Evidencing Shares.
6.04 Transfers of Stock.
6.05 Regulations.
6.06 Lost, Stolen, Destroyed, or Mutilated Certificates.

ARTICLE VII MISCELLANEOUS
7.01 Corporate Records.
7.02 Corporate Seal.
7.03 Fiscal Year.
7.04 Contracts, Checks, Notes and Drafts.
7.05 Transactions with Affiliates.

ARTICLE VIII AMENDMENT OF BYLAWS

BYLAWS
OF
NVR, INC.

ARTICLE I

CORPORATE OFFICE

1.01 Registered Office.

The address of the registered office of the corporation shall be 8270 Greensboro Drive, Suite 810, McLean, Virginia 22102 and the registered agent at such address shall be James M. Sack.

1.02 Other Offices.

The corporation may also have other offices at such locations both within and without the Commonwealth of Virginia as the Board of Directors may from time to time determine or as the business of the corporation may require.

ARTICLE II

MEETING OF SHAREHOLDERS

2.01 Annual Meetings.

Annual meetings of shareholders shall be held within five months after the end of the corporation’s fiscal year, or such other time as may be determined by the Board of Directors, at such plans, date and hour as shall be designated from time to time by the Board of Directors and stated in a notice of the meeting or a duly executed waiver of notice thereof.

2.02 Place.

All meetings of shareholders shall be held in the County of Fairfax, in the Commonwealth of Virginia or at such other place within or without Virginia as may be designated for that purpose from time to time by the Board of Directors and stated in the notice of the meeting or a duly executed waiver of notice thereof.

2.03 Notice.

(a) The corporation shall notify shareholders of the date, time and place of each annual and special shareholders’ meeting. Such notice shall be given no less than ten (10) or more than sixty (60) days before the meeting date, except that notice of a shareholders’ meeting to act on an amendment of the Articles of Incorporation, a plan of merger or share exchange, a proposed sale of assets which must be approved by the shareholders, or the dissolution of the corporation shall be given not less than twenty-five (25) nor more than sixty (60) days before the meeting date. Unless otherwise required by the Articles of Incorporation or by law, the corporation is required to give notice only to shareholders entitled to vote at the meeting.

(b) Unless otherwise required by the Articles of Incorporation or by law, notice of an annual meeting need not state the purpose or purposes for which the meeting is called. Notice of a special meeting shall state the purpose or purposes for which the meeting is called.

(c) If an annual or special meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is fixed as specified in Section 2.09 of these Bylaws or by law, however, notice of the adjourned meeting shall be given to persons who are shareholders as of the new record date.

(d) Notwithstanding the foregoing, no notice of a shareholders’ meeting need be given to a shareholder if (i) an annual report and proxy statements for two consecutive annual meetings of shareholders or (ii) all, and at least two, checks in payment of dividends or interest on securities during a twelve-month period, have been sent by first-class United States mail, addressed to the shareholder at his or her address as it appears on the share transfer books of the corporation, and returned undeliverable. The obligation of the corporation to give notice of shareholders’ meetings to any such shareholder shall be reinstated once the corporation has received a new address for such shareholder for entry on its share transfer books.

2.04 Matters to be Considered at Annual Meeting.

(a) At an annual meeting of shareholders, only such business shall be conducted as shall have been properly brought before the annual meeting (i) pursuant to the notice of meeting delivered to shareholders in accordance with Section 2.03 of this Article II, (ii) by, or at the direction of, the Board of Directors or (iii) by any shareholder of the corporation who was a shareholder of record both at the time of giving notice provided for in this Section 2.04 and at the time of the annual meeting, who is entitled to vote at the annual meeting and who complied with the notice procedures set forth in this Section 2.04. For business (other than nomination of a candidate for director, which shall be governed by Section 3.03 of these Bylaws) to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of the preceding sentence, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder’s notice must be given, either by personal delivery or by United States certified mail, postage prepaid, and received at the principal executive offices of the corporation not earlier than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting and not later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the preceding year or the date of the mailing of the notice for the current year’s annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the shareholder, to be timely, must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the corporation. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder’s notice as described above.

(b) A shareholder’s notice must contain, as of the date of its delivery to the Secretary of the corporation: (i) the name and address of the shareholder delivering the notice, as they appear on the corporation’s stock transfer books, and the name and address (if different) of any beneficial owner(s) on whose behalf the proposal is made; (ii) the class and number of shares of stock of the corporation that are owned beneficially and of record by the shareholder and any such beneficial owner; (iii) a representation that the shareholder is a shareholder of record and intends to appear in person or by proxy at the annual meeting to introduce the business specified in the notice; and (iv) a description in reasonable detail of the business proposed to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, the reasons for conducting the proposed business at the annual meeting, and any material interest in the proposed business of the shareholder and any beneficial owner, including any anticipated benefit to the shareholder or beneficial owner.

(c) The presiding officer of the annual meeting shall have the discretion to declare at the annual meeting that any business proposed by a shareholder to be considered at the annual meeting is out of order and shall not be transacted at the annual meeting if the presiding officer concludes that (i) the matter has been proposed in a manner inconsistent with this Section 2.04; or (ii) the subject matter of the proposed business is inappropriate for consideration at the annual meeting.

(d) For purposes of this Section 2.04, (i) the “date of mailing of the notice” means the date of the proxy statement for the solicitation of proxies for election of directors and (ii) “public announcement” means disclosure either (1) in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, or in a press release transmitted to the principal securities exchange on which the corporation’s common stock is traded, or (2) in a document filed by the corporation with the United States Securities and Exchange Commission.

(e) Notwithstanding the foregoing provisions of this Section 2.04, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations thereunder with respect to matters set forth in this Section 2.04. Nothing in this Section 2.04 shall affect any rights of shareholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

2.05 Special Meetings.

Special meetings of shareholders may be called by a majority of the entire Board of Directors. No other person shall be entitled to call a special meeting. Only business within the purpose or purposes described in the meeting notice may be conducted at a special shareholders’ meeting.

2.06 Quorum.

Action may be taken at a meeting of shareholders with respect to any matter only if a quorum exists with respect to each voting group entitled to vote separately with respect to such matter. Unless more than one voting group is entitled to vote separately with respect to a matter, and unless provided otherwise by the Articles of Incorporation or by law, presence in person or by proxy of the holders of record of shares representing a majority of the votes entitled to be cast on such matter shall constitute a quorum with respect to such matter. If more than one voting group is entitled to vote separately on such matter, unless provided otherwise by the Articles of Incorporation or by law, presence in person or by proxy of the holders of record of shares representing a majority of the votes entitled to be cast on the matter by each voting group constitutes a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for the adjourned meeting. Holders of shares representing less than a quorum may adjourn a meeting.

2.07 Voting.

(a) Unless provided otherwise by the Articles of Incorporation or by law, each outstanding share, regardless of class, is entitled to one vote on each matter voted on at a shareholders’ meeting. Unless the Articles of Incorporation provide otherwise, in the election of directors each outstanding share, regardless of class, is entitled to one vote for as many persons as there are directors to be elected at that time and for whose election the shareholder has a right to vote.

(b) If the name signed on a vote, consent, waiver or proxy appointment corresponds to the name of a shareholder of record, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder. If the name signed on a vote, consent, waiver or proxy appointment does not correspond to the name of a shareholder of record, the corporation, if acting in good faith, is nevertheless entitled, but is not required, to accept the vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder to the full extent permitted by law. The corporation is entitled to reject a vote, consent, waiver or proxy appointment if the Secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory’s authority to sign for the shareholder.

(c) If a quorum exists, action on a matter, other than the election of directors or amendment of these Bylaws in accordance with Article VIII, by any voting group is approved if the votes cast within such voting group favoring the action exceed the votes cast within such voting group opposing the action, unless a greater number of affirmative votes is required by law, the Articles of Incorporation or these Bylaws. If the Articles of Incorporation or law provides for voting only by a single voting group on a matter, action on that matter is taken when voted upon by that voting group as provided in this Section 2.07 or by law or these Bylaws. If the Articles of Incorporation or law provides for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately as provided in this Section 2.07 or by law. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

(d) As provided in the Articles of Incorporation, each director shall be elected by a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present; provided that if the number of nominees exceeds the number of directors to be elected, each director shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. For purposes of this Section 2.07(d), a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director.

2.08 Proxies.

A shareholder may vote the shares held in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other officer or agent authorized to tabulate votes. An appointment is valid for eleven (11) months unless a longer period is expressly provided in the appointment form. An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest. An irrevocable appointment is revoked when the interest with which it is coupled is extinguished. The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy’s authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. Subject to any express limitation on the proxy’s authority appearing on the face of the appointment form and other limitations provide by law, the corporation is entitled to accept the proxy’s vote or other action as that of the shareholder making the appointment.

2.09 Fixing Record Date.

The Board of Directors may fix a future date as the record date for one or more voting groups in order to make a determination of shareholders for any purpose. The record date may not be more than 70 days before the meeting or action requiring a determination of shareholders. A determination of shareholders entitled to notices of or to vote at a shareholders’ meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

2.10 Conduct of Meetings.

The Chairman of the Board, if any, shall preside over all meetings of the shareholders as chairman of the meeting. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, or in his absence the Chief Executive Officer or, in his absence the President, or in his absence a Vice President, or in the absence of any such officer a person designated by the Board of Directors, or in the absence of any such person a chairman chosen at the meeting shall preside over the meeting. The Secretary of the corporation shall act as secretary of all the meetings if he is present. If the Secretary is not present, the chairman shall appoint a secretary of the meeting. The chairman of the meeting may appoint one or more inspectors of election to determine the qualification of voters, the validity of proxies, and the results of ballots.

2.11 Action Without Meeting.

Action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action in the manner provided in the Virginia Stock Corporation Act.

2.12 Shareholders’ List for Meeting.

(a) The officer or agent having charge of the share transfer records of the corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, with the address of and the number of shares held by each. The list shall be arranged by voting group and within each voting group by class or series of shares. For a period of ten (10) days prior to the meeting, the list of shareholders shall be kept on file at the registered office of the corporation or at its principal office or at the office of its transfer agent or registrar and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof. The original share transfer records shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer records or to vote at any meeting of shareholders.

(b) If the requirements of this action have not been substantially complied with, the meeting shall, on the demand of any shareholder in person or by proxy, be adjourned until the requirements are complied with. Refusal or failure to prepare or make available the shareholders’ list does not affect the validity of action taken at the meeting prior to the making of any such demand, but any action taken by the shareholders after the making of any such demand shall be invalid and of no effect.

ARTICLE III

DIRECTORS

3.01 Powers.

All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation managed under the direction of, the Board of Directors, subject to any limitation set forth in the Articles of Incorporation.

3.02 Composition of the Board of Directors.

The Board of Directors shall consist of no less than seven directors and no more than thirteen directors, as determined by the Board of Directors from time to time by resolution. The Board of Directors shall consist of three classes that are as equal in number as possible, as set forth in the Articles of Incorporation. The majority of the directors shall be independent directors. For purposes of these Bylaws, “independent director” shall mean a director who is “independent” under the listing standards of any national securities exchange upon which the corporation’s shares are listed (but not the listing standards relating to the independence of the members of audit committees). The Board, acting in good faith, shall determine whether a director is an independent director, and shall have the exclusive right and power to interpret and apply the provisions of this Section 3.02. The validity of any action taken by the Board shall not be affected by the failure to have a majority of independent directors or by the existence of a vacancy at the time such action was taken.

3.03 Director Nominations.

(a) Nomination of candidates for election as directors of the corporation at any annual or special meeting of shareholders may be made (i) pursuant to the corporation’s notice of meeting, (ii) by, or at the direction of, the Board of Directors or (iii) by any shareholder of the corporation who was a shareholder of record both at the time of giving notice provided for in this Section 3.03 and at the time of the applicable meeting, who is entitled to vote at the applicable meeting and who complied with the notice procedures set forth in this Section 3.03 (and, in the case of a special meeting, provided that the Board of Directors has determined that directors shall be elected at such special meeting). Only persons nominated in accordance with the procedures set forth in this Section 3.03 shall be eligible for election as directors at an annual or special meeting of shareholders. Nominations other than those made by, or at the direction of, the Board of Directors shall be made pursuant to timely notice in writing to the Secretary of the corporation as set forth in this Section 3.03. The public announcement of a postponement or adjournment of an annual or special meeting to a later date or time shall not commence a new time period for the giving of a shareholder’s notice as described below.

(b) With respect to an annual meeting, to be timely, a shareholder’s notice must be given, either by personal delivery or by United States certified mail, postage prepaid, and received at the principal executive offices of the corporation not earlier than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting and not later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the preceding year or the date of the mailing of the notice for the current year’s annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the shareholder, to be timely, must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the meeting is first made by the corporation.

(c) With respect to a special meeting, to be timely, a shareholder’s notice must be given, either by personal delivery or by United States certified mail, postage prepaid, and received at the principal executive offices of the corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and the nominees proposed by the Board of Directors to be elected at such meeting.

(d) The shareholder’s notice required by this Section 3.03 shall set forth, as of the date of delivery of the notice to the Secretary of the corporation (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director: (1) the nominee’s name, age, business address and residence address; (2) the nominee’s principal occupation or employment; (3) the class and number of shares of the corporation’s stock owned beneficially or of record by the nominee on the date of the shareholder’s notice; (4) any other information relating to the nominee that would be required to be disclosed in a proxy statement soliciting proxies to elect the nominee pursuant to Regulation 14A under the Exchange Act, or any successor provision, and the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; and (5) a statement whether such person intends to comply with the Board’s corporate governance policies with respect to director resignations; and (ii) as to the shareholder giving the notice and each beneficial owner, if any, on whose behalf the nomination is made: (1) the name and address of the shareholder, as they appear on the corporation’s stock transfer books, and name and address, if different, of such beneficial owner; (2) the class and number of shares of stock of the corporation that are owned beneficially or of record by the shareholder or beneficial owner; (3) a representation that the shareholder is a shareholder of record and intends to appear in person or by proxy at the meeting to nominate the person of persons specified in the notice; and (4) a description of all arrangements or understandings between the shareholder or beneficial owner and each nominee pursuant to which the nomination or nominations are to be made by the shareholder.

(e) For purposes of this Section 3.03, (i) the “date of mailing of the notice” means the date of the proxy statement for the solicitation of proxies for election of directors and (ii) “public announcement” means disclosure either (1) in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, or in a press release transmitted to the principal securities exchange on which the corporation’s common stock is traded, or (2) in a document filed by the corporation with the United States Securities and Exchange Commission.

3.04 Election and Term of Office.

Except as provided in the Articles of Incorporation and Section 3.05 of these Bylaws, directors in a particular class shall be elected at the annual meeting of shareholders (or at any special meeting in lieu thereof) at which the terms of the directors in such class expires. The terms of all directors, other than the initial directors, whose terms shall expire as provided in the Articles of Incorporation, shall expire at the third annual meeting of shareholders following their election, or upon their earlier death, resignation or removal. Despite the expiration of a director’s term, the director shall continue to hold office until a successor is elected and qualifies or until there is a decrease in the number of directors. A decrease in the number of directors shall not shorten an incumbent director’s term. No individual shall be named or elected as a director without his prior consent.

3.05 Vacancies.

Unless the Articles of Incorporation provide otherwise, if a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors, the shareholders may fill the vacancy, or a majority of the entire Board of Directors then in office, upon recommendation of the Nominating Committee, may fill the vacancy, or if the directors remaining in office constitute fewer than a quorum, they may fill the vacancy by the affirmative vote of a majority of directors remaining in office. Unless the Articles of Incorporation provide otherwise, if the vacant office was held by a director elected by a voting group of shareholders, only the holders of that voting group are entitled to vote to fill the vacancy if it is to be filled by the shareholders. A vacancy that will occur at a specific later date may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

3.06 Resignation and Removal of Directors.

(a) A director may resign at any time by delivering written notice to the Board of Directors, the Chairman, the Chief Executive Officer, the President, or the Secretary. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor will not take office until the effective date of the resignation.

(b) A director may be removed only for cause, as defined in the Articles of Incorporation, by the shareholders at a meeting (which may be an annual meeting or a special meeting) of the shareholders held in accordance with these Bylaws. The notice for such meeting must state that the purpose, or one of the purposes of the meeting is the removal of such director, specify the alleged grounds for such removal, and include any statement that such director provides in response to such allegations. If a director has been elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him. Unless the Articles of Incorporation require a greater vote, a director may be removed if the number of votes cast to remove him constitutes a majority of the votes entitled to be cast at an election of directors of the voting group or voting groups by which such director was elected.

3.07 Place of Meetings.

The Board of Directors may hold regular or special meetings in or out of the Commonwealth of Virginia.

3.08 Regular Meetings

Unless the Articles of Incorporation provide otherwise, regular meetings of the Board of Directors may be held, without notice of the date, time, place, or purpose of the meeting, as may be designated from time to time by resolution of the Board.

3.09 Special Meetings — Call and Notice.

(a) Special meetings of the Board of Directors may be called at any time by the Chairman of the Board or, if the Chairman is absent or unable or unwilling to act, the Chief Executive Officer, or if the Chief Executive Officer is absent or unwilling or unable to act, the President (if the President is a director) or the Secretary or three or more directors. Notice of any special meeting shall be given to each director at least 24 hours prior thereto either personally or by telephone, telegram or facsimile transmission, at least 48 hours prior to the meeting by overnight air courier, or at least five days prior thereto by mail, addressed to such director at his address as it appears in the records of the corporation. Such notice shall be deemed to be delivered when sent by facsimile transmission to the facsimile number of a director appearing in the corporation’s records, or when delivered to the telegraph company if sent by telegram, or when given to the air courier company, or when deposited in the United States mail so addressed, with postage thereon prepaid. The notice need not describe the purpose of the special meeting unless required by the Articles of Incorporation.

(b) A director may waive any notice required by these Bylaws, the Articles of Incorporation, or law before or after the date and time stated in the notice for a meeting, and such waiver shall be equivalent to the giving of such notice. Except as provided in the next sentence, the waiver shall be in writing, signed by the director entitled to notice, and filed with the minutes or corporate records. A director’s attendance at or participation in a meeting waives any required notice to such director of the meeting, unless the director at the beginning of the meeting or promptly upon his arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

3.10 Meetings by Telephone.

Unless the Articles of Incorporation provide otherwise, the Board of Directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

3.11 Quorum; Vote.

(a) Unless the Articles of Incorporation or these Bylaws require a greater number for the transaction of all business or any particular business, a quorum of a Board of Directors consists of a majority of the number of directors prescribed by the Articles of Incorporation or these Bylaws as constituting the size of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors unless the Articles of Incorporation require the vote of a greater number of directors.

(b) Notwithstanding the provisions of Section 3.11(a), the affirmative vote of a majority of the entire Board of Directors shall be required to: (i) amend the Articles of Incorporation or these Bylaws; (ii) adopt a plan of liquidation or dissolution of the corporation; (iii) approve any merger, consolidation or other business combination of the corporation or any of its subsidiaries with any person (other than a wholly owned subsidiary of the corporation), or any acquisition or disposition by the corporation or any of its subsidiaries of assets or businesses (in one transaction or a series of transactions) which assets or businesses have an aggregate market value equal to 10% or more of either (A) the aggregate market value of all the corporation’s assets prior to the consummation of the proposed transaction determined on a consolidated basis, or (B) 10% of the aggregate market value of all the outstanding capital stock of the corporation, (iv) issue any shares of capital stock or other securities of the corporation or options, warrants or other rights to acquire capital stock or securities convertible into or exchangeable for capital stock of the corporation (other than as approved by the Compensation Committee); and (v) engage in any line of business from which the corporation would derive material revenue or make a material investment or incur material liabilities other than (A) businesses in which the corporation is engaged on the effective date of the plan of reorganization of NVR L.P. and (B) other homebuilding or related financial services businesses, including any financial services businesses related to mortgage origination, mortgage servicing or residential real estate financing. Approval by the corporation, as shareholder, of any action taken by a subsidiary of the corporation of the type described in clause (iii) shall require prior approval by a majority of the entire Board of Directors.

3.12 Presumption of Assent.

A director who is present at a meeting of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he objects at the beginning of the meeting, or promptly upon his arrival, to holding it or transacting specified business at the meeting, or (ii) he votes against, or abstains from, the action taken.

3.13 Board Action Without a Meeting.

Unless the Articles of Incorporation provide otherwise, action required or permitted by law to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action taken, and included in the minutes or filed with the corporate records reflecting the action taken. Action taken under this Section 3.13 is effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein provided the consent states the date of execution by each director. A consent signed under this Section 3.13 has the effect of a meeting vote and may be described as such in any document.

3.14 Advisors.

The Board of Directors may designate, from time to time, individuals who will be retained by the corporation as advisors to the Board of Directors. Advisors to the Board of Directors will have such duties and compensation as may be determined by the Board of Directors and set forth in separate advisory agreements. Advisors to the Board of Directors shall be subject to the same policies regarding corporation opportunities, conflicts of interest, confidentiality, securities trading and affiliate transactions as applicable to directors, and advisors shall be entitled to the same indemnification from the corporation as directors.

3.15 Compensation.

Unless the Articles of Incorporation provide otherwise, the Board of Directors may fix the compensation of directors, advisors and members of committees and may provide for reimbursements for expenses. No such compensation shall preclude any director or advisor from serving the corporation in any other capacity and receiving compensation therefor.

ARTICLE IV

COMMITTEES

4.01 Standing Committees.

(a) The Board of Directors shall have four standing committees: an Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee. Each standing committee shall have not less than four members, who will be appointed by a majority of the entire Board of Directors. Each member of the Audit, Compensation and Nominating Committees shall be an independent director.

(b) Compensation Committee.

The Compensation Committee shall have such powers, authority and responsibilities as may be determined by a majority of the entire Board of Directors.

(c) Nominating Committee.

The Nominating Committee shall have such powers, authority and responsibilities as may be determined by a majority of the entire Board of Directors.

(d) Executive Committee.

The Executive Committee shall have such powers, authority and responsibilities as may be determined by a majority of the entire Board of Directors.

4.02 Other Committees.

Unless the Articles of Incorporation provide otherwise, the Board of Directors may create other committees and appoint members of the Board of Directors to serve on them. Each such other committee shall have three or more members, who will be appointed by a majority of the entire Board of Directors.

4.03 Committee Authority.

(a) The creation of a committee, the appointment of its members and the determination of its functions and duties shall be approved by a majority of the entire Board of Directors. Board or committee members shall have the right to request and receive such information, reports and/or backup data from employees of the corporation or the corporation’s auditors, as the case may be, as they deem necessary to assist them in the conduct of their duties, and any committee shall have the right upon the affirmative vote of the majority of the entire Board of Directors to retain such advisors and consultants as it deems necessary or appropriate to assist the members in carrying out the committee’s responsibilities.

(b) To the extent specified by the Board of Directors or in the Articles of Incorporation, each committee may exercise the authority of the Board of Directors, except that a committee may not: (i) approve or recommend to shareholders action that is required by law to be approved by shareholders; (ii) fill vacancies on the Board or on any of its committees; (iii) amend the Articles of Incorporation; (iv) adopt, amend, or appeal these Bylaws; (v) approve a plan of merger not requiring shareholder approval; (vi) authorize or approve a distribution or dividend; (vii) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the Board of Directors may authorize a committee, or a senior executive officer of the corporation, to do so within limits specifically prescribed by the Board of Directors; or (viii) take any other action that is not permitted to be taken by a committee under applicable law.

4.04 Conduct of Meetings.

Each committee referred to or provided for in these Bylaws shall have authority, except as may otherwise be required by law or by resolutions of the Board of Directors, to fix its own rules of procedure and to meet where and as provided by such rules; provided, however, not less than a majority in number of the designated members of any committee shall be required to constitute a quorum for any committee meeting, and where a quorum is present, the affirmative vote of a majority of the directors present at any committee meeting shall be required to approve any action taken by the committee.

ARTICLE V

OFFICERS

5.01 Required Officers; Other Officers.

The corporation shall have a President and a Secretary and may have such other officers as are appointed by the Board of Directors or by other officers authorized by the Board to appoint additional officers. Each officer shall perform the duties prescribed by the Board of Directors or by direction of an officer authorized by the Board of Directors to prescribe the duties of other officers. The Board may appoint a Chairman of the Board and, if the Board so designates, the Chairman of the Board may be an officer of the corporation. The same individual may simultaneously hold more than one office.

5.02 Appointment and Term of Office.

Each officer of the corporation shall be appointed by the Board of Directors, or by another officer authorized by the Board to appoint additional officers, and shall serve at the pleasure of the Board of Directors or such other officer and until his successor shall have been chosen and qualified, or until his earlier death, resignation or removal. Appointment of an officer shall not of itself create any contractual rights of the officer or the corporation.

5.03 Resignation and Removal of Officers.

An officer may resign at any time by delivering notice to the corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the corporation accepts the future date, the Board of Directors may fill the pending vacancy before the effective date if the successor does not take office until the effective date. The Board of Directors may remove any officer at any time with or without cause and any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer.

5.04 Compensation of Officers.

The Compensation Committee may fix the compensation of officers and provide for reimbursement of expenses.

ARTICLE VI

SHARE PROVISIONS

6.01 Issuance of Shares.

Any issuances of shares must be authorized by the Board of Directors. Shares may be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation. A good faith determination by the Board of Directors that the consideration received or to be received for the shares to be issued is adequate is conclusive insofar as the adequacy of consideration relates to whether the shares are validly issued, fully paid and nonassessable. When the Board of Directors has made such a determination and the corporation has received the consideration, the shares issued therefore are fully paid and nonassessable. Where it cannot be determined that outstanding shares are fully paid and nonassessable, there shall be a conclusive presumption that such shares are fully paid and nonassessable if the Board of Directors makes a good faith determination that there is no substantial evidence that the full consideration for such shares has not been paid.

6.02 Liability for Shares Issued before Payment.

A purchaser of shares from the corporation is not liable to the corporation with respect to the shares except to pay the consideration for which the shares were authorized to be issued as provided in Section 6.01.

6.03 Certificates Evidencing Shares.

Every owner of stock of the corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe consistent with these Bylaws and applicable law, certifying the number and class or series of shares of the stock of the corporation owned by such person. Each share certificate shall state on its face (i) the name of the corporation and that the corporation is organized under the law of the Commonwealth of Virginia, (ii) the name of the person to whom such shares are issued, and (iii) the number and class of shares and the designation of the series, if any, that the certificate represents. If the corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations and rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate for shares of such class or series. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing and without charge. Each share certificate shall be signed (i) by the Treasurer or Assistant Treasurer and (ii) by the Secretary or Assistant Secretary and may bear the corporate seal or its facsimile. The signatures on any certificates may be by facsimile.

6.04 Transfers of Stock.

Transfers of shares of stock of the corporation shall be made only on the books of the corporation by the registered holder thereof, or by such holder’s attorney authorized to make such transfer by a power of attorney duly executed and filed with the Secretary, or with the transfer agent appointed as provided in Section 6.05 hereof, and upon surrender of the certificate or certificates for such shares properly endorsed and payment of all taxes thereon. The person in whose name shares of stock stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the corporation for transfer, both the transferor and the transferee request the corporation to do so.

6.05 Regulations.

The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws or applicable law, concerning the issue, transfer, and registration of certificates for shares of the stock of the corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

6.06 Lost, Stolen, Destroyed, or Mutilated Certificates.

In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place, upon the making of an affidavit of that fact by the person claiming the certificates for shares to be lost, stolen, destroyed, or mutilated and upon the giving of a bond of indemnity to the corporation in such form and amount as the Board, or any officer or agent authorized by the Board, may direct. A new certificate may be issued without requiring any bond when, in the judgment of the Board or such officer or agent, it is proper to do so.

ARTICLE VII

MISCELLANEOUS

7.01 Corporate Records.

The corporation shall keep as permanent records minutes of all meetings of the shareholders and the Board of Directors, a record of all actions taken by the shareholders or the Board of Directors without a meeting and a record of all actions taken by a committee of the Board of the Directors in place of the Board of Directors on behalf of the corporation. The corporation shall maintain appropriate accounting records. The corporation or its agent shall maintain a record of the shareholders, in a form that permits preparation of a list of names and addresses of all shareholders, in alphabetical order by class and series, if any, of shares showing the number and class and series, if any, of shares held by each. The corporation also shall keep a copy of those additional records required by Section 13.1-770 of the Virginia Stock Corporation Act.

7.02 Corporate Seal.

The corporation may elect to have a corporate seal. The seal of the corporation, if any, shall have inscribed thereon the name of the corporation, the year of its organization, and the words “Corporate Seal” and “Virginia,” and shall be in such form as shall be approved from time to time by the Board of Directors. The seal, or a facsimile of it, may be used by impressing or affixing it or in any other manner reproducing it.

7.03 Fiscal Year.

The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

7.04 Contracts, Checks, Notes and Drafts.

The Board, except as may be otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name and on behalf of the corporation. Such authority may be general or confirmed to specific instances. Checks, notes, drafts, and other orders for the payment of money shall be signed by such person or persons as the Board of Directors may from time to time designate. The signature of any such person or persons may be a facsimile when authorized by the Board of Directors.

7.05 Transactions with Affiliates.

The corporation shall not enter into any contract or other transaction with any director, officer, holder of 5% or more of the voting stock of the corporation or any of its subsidiaries, or any business entity (other than direct or indirect wholly owned subsidiaries of the corporation) in which any such person is a director, officer, or holder of 10% or more of the equity interests, unless the contract or other transaction is approved or ratified by a majority of the directors of the corporation who do not have any personal interest in the transaction after disclosure of such relationship or interest.

ARTICLE VIII

AMENDMENT OF BYLAWS

These Bylaws may be amended or repealed or new Bylaws may be adopted (a) by the shareholders at any annual or special meeting, if the notice thereof states that amendment or repeal or the adoption of new Bylaws is one of the purposes of such meeting, or (b) by the affirmative vote of a majority of the entire Board of Directors, provided that the affirmative vote of holders of a majority of the outstanding shares of the corporation will be necessary to amend Sections 3.02, 3.11, 4.01, 7.05 and this Article VIII of these Bylaws.

Adopted by the Board of Directors on

September 30, 1993, amended by the shareholders and the Board of Directors on November 2, 2005, and further amended by the Board of Directors on May 4, 2007.